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                                  EXHIBIT 10.13

                         AFFILIATED MANAGERS GROUP, INC.
                            1995 INCENTIVE STOCK PLAN
                             AS AMENDED MAY __, 1997


      1. PURPOSE

      This Stock Option and Grant Plan (the "Plan") is intended as a performance incentive for officers, employees, consultants and other key persons of Affiliated Managers Group, Inc. (the "Company") or its Subsidiaries (as hereinafter defined) to enable the persons to whom options are granted (the "Optionees") or to whom shares of Company Stock (as defined in Section 3(a)) are granted or sold (the "Grantees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of "incentive stock options" ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options") and outright issuances of Company Stock under the Plan. The term "Subsidiaries" includes any corporations in which stock possessing fifty percent or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.

      2. OPTIONS AND STOCK TO BE ISSUED AND ADMINISTRATION

            (a) Options granted under the Plan may be either Incentive Options or Nonqualified Options, and shall be designated as such at the time of grant. To the extent that any option intended to be an Incentive Option shall fail to qualify as an "incentive stock option" under the Code, such option shall be deemed to be a Nonqualified Option. Outright issuances of Company Stock under the Plan and/or Company Stock issued upon exercise of options may be subject to the terms and conditions of stock restriction provisions, including vesting and repurchase provisions, which provisions may be part of the Optionee's option agreement or may be part of a separate agreement. Stock restriction provisions shall be in such form as the Committee (as such term is defined below) shall from time to time deem appropriate. Stock restriction provisions need not be identical.

            (b) The Plan shall be administered by a committee (the "Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") or, if no such committee is then in existence, by the Board of Directors which shall then be included in the defined term "Committee" for all purposes of the Plan. It is the intention of the Company that each member of the Committee shall be a "non-employee director" as that term is defined and interpreted pursuant to Rule 16b-3 or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Action by the Committee shall require the affirmative vote of a majority of all its members.
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            (c) Subject to the terms and conditions of the Plan, the Committee shall have the power:

                  (i) To determine from time to time the options or stock to be issued to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of options or stock issued under the Plan to such persons;

                  (ii) To construe and interpret the Plan and issuances thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any option agreement or stock restriction agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective with all decisions and determinations by the Committee in the exercise of this power to be final and binding upon the Company, Optionees and Grantees; and

                  (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

      3. STOCK

            (a) The stock issued under the Plan, or subject to the options granted under the Plan, shall be shares of the Company's authorized but unissued Common Stock, par value $.01 per share (the "Common Stock") or shares of the Company's authorized but unissued Class A Voting Convertible Preferred Stock, par value $.01 per share (the "Class A Stock" and, together with the Common Stock the "Company Stock"), as determined in the discretion of the Board of Directors or the Committee, as applicable. The total number of shares that may be issued under the Plan (whether pursuant to outright issuances or options) shall not exceed an aggregate of that number of shares of Company Stock as is equal to or convertible into 8,500 shares of Common Stock, which may include up to 1,950 shares of Class A Stock. Such numbers shall be subject to adjustment as provided in Section 9 hereof.

            (b) Shares purchased upon the exercise of options granted under the Plan or upon outright issuances of Company Stock may be subject to limitations, such as limitations on transfer, repurchase provisions, and the like, as set forth in the relevant option agreement, stock restriction agreement or in any other agreement to which the Optionee or Grantee is subject.

            (c) Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), or whenever any shares of Company Stock issued under the Plan are repurchased, the shares of Company Stock allocable to the unexercised portion of such Option or the repurchased shares of Company Stock, as the case may be, may again be the subject of options or issuances under the Plan.


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      4. ELIGIBILITY

            (a) Incentive Options may be granted only to officers or other full-time employees of the Company or its Subsidiaries, including members of the Board of Directors who are also full-time employees of the Company or its Subsidiaries. Nonqualified Options and shares of Company Stock may be granted or issued to officers or other employees of the Company or its Subsidiaries, including members of the Board of Directors who are also employees of the Company or its Subsidiaries, and to consultants and other key persons who provide services to the Company or its Subsidiaries (regardless of whether they are also employees).

            (b) No person shall be eligible to receive any Incentive Option under the Plan if, at the date of grant, such person beneficially owns stock representing in excess of ten percent of the voting power of all outstanding capital stock of the Company or its parent or a Subsidiary, unless notwithstanding anything in this Plan to the contrary (i) the purchase price for stock subject to such option is at least 110% of the fair market value of such stock at the time of the grant determined as provided below and (ii) the option by its terms is not exercisable more than five years from the date of grant thereof.

            (c) Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and Subsidiaries) shall not exceed $100,000. Any option granted under the Plan in excess of the foregoing limitation shall be deemed a Nonqualified Option.

      5. TERMS OF THE OPTION AGREEMENTS

      Subject to the terms and conditions of the Plan, each option agreement shall contain such provisions as the Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

            (a) Expiration; Termination of Employment. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date in the case of any Incentive Option shall not be later than the tenth anniversary of the date on which the option was granted (subject to Section 4(b)). The Committee may in its discretion specify, at the time an option is granted under the Plan and subject to the agreement of the applicable Optionee thereafter, a period or periods within which such option may be exercised following retirement of the Optionee or termination of the Optionee's employment with the Company or Subsidiaries; if any, for any reason, or upon the happening of any other event.


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            (b) Minimum Shares Exercisable. Option agreements may in the discretion of the Committee set forth shares with respect to which an option may be exercised at any one time.

            (c) Options may be exercisable in such installments (which need not be equal) and at such time or times (including upon the occurrence of such event or events) as may be designated by the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

            (d) Purchase Price. The purchase price per share of Company Stock subject to each option shall be determined by the Committee; provided, however, that the purchase price per share subject to each Incentive Option shall be not less than the fair market value of the relevant stock on the date such Incentive Option is granted. For the purposes of the Plan, the fair market value of the shares subject to options granted hereunder shall be determined in good faith by the Committee; provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date the option is granted, the fair market value of each share of Common Stock subject to such Incentive Option shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on NASDAQ reported for such date, or (ii) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System on the date the option is granted, the fair market value of each share of Common Stock subject to such Incentive Options shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported and provided, further that in the case of (i) or (ii) above, the fair market value of each share of Class A Stock shall be determined on an "as converted basis" by reference to the fair market value (as determined pursuant to clause (i) or (ii), as applicable) of the Common Stock into which it is convertible, with appropriate adjustments reflect the differences between Class A Stock and Common Stock, as determined by the Committee.

            (e) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Company Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof,
(ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting (if applicable), dividend and other ownership rights with respect to such shares of Company Stock.

            (f) Transfer. No option granted hereunder shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and such option may be exercised during the Optionee's lifetime only by the Optionee, or his or her guardian or legal representative.


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      6. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

            (a) Any option granted under the Plan may be exercised by the Optionee in whole or, subject to Section 5(b) hereof, in part by delivering to the Company on any business day a written notice specifying the number of shares of Company Stock the Optionee then desires to purchase (the "Notice").

            (b) Payment for the shares of Company Stock purchased pursuant to the exercise of an option shall be made either: (i) in cash, or by certified or bank check or other payment acceptable to the Company, equal to the option exercise price for the number of shares specified in the Notice (the "Total Option Price"); (ii) if authorized by the applicable option agreement and if permitted by law, by delivery of shares of Company Stock that the optionee has held for at least six months and that are free of any transfer restrictions having a fair market value, determined by reference to the provisions of Section 5(d) hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Company Stock; (iii) if authorized by the applicable option agreement, by delivery of a promissory note, in form and substance acceptable to the Committee, in a principal amount equal to the Total Option Price; or (iv) if any event contemplated in Section 5(a)(i) or (ii) has occurred, by the Optionee delivering the Notice to the Company together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (iv).

            (c) The delivery of certificates representing shares of Company Stock to be purchased pursuant to the exercise of an option will be contingent upon the Company's receipt of the Total Option Price and of any written representations from the Optionee required by the Committee, and the fulfillment of any other requirements contained in the option agreement or applicable provisions of law.

      7. STOCK AWARDS

            (a) The Committee may grant stock to any employee or consultant of the Company or a Subsidiary. A grant of restricted stock is a grant entitling the Grantee to acquire, at a purchase price determined by the Committee, shares of Company Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock").

            (b) A Grantee shall have no rights with respect to a grant of Restricted Stock unless such Grantee shall have accepted the grant by making payment to the Company, in a form acceptable to the Committee, in an amount equal to the specified purchase price of the Restricted Stock covered by the Grant, and by executing and delivery to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock covered by the grant, in such form


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as the Committee shall determine with respect to such grant. Unless the
Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are no longer subject to restrictions.

            (c) Upon complying with Section 7(b) above, a Grantee who received Restricted Stock shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described herein and subject to such other conditions contained in the written instrument evidencing the Restricted Stock grant.

            (d) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the written instrument evidencing the Restricted Stock grant. Except as otherwise specifically provided in the written instrument evidencing the Restricted Stock grant, in the event of termination of employment by the Company and its Subsidiaries for any reason (including death, disability, normal retirement and with or without cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed, at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative.

            (e) The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture thereof shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the share on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."

            (f) The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to any employees of the Company or any Subsidiary shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). Subject to applicable laws, shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of any valid consideration. The right to receive either Restricted Stock or Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

      8. NON-TERMINATION EVENTS

      For the purpose of the plan, an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, shall not be deemed a termination of the Optionee's employment with the Company or its Subsidiaries if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides.


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      9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

            (a) If the shares of the Company's Common Stock and/or Class A Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

            (b) Adjustments under this Section 9 shall be determined by the Committee and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable.

      10. EFFECT OF CERTAIN TRANSACTIONS

      In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company),
(iii) the sale of all or substantially all of the assets of the Company to another person or entity, or (iv) the sale of all of the stock of the Company to an unrelated person or entity, the Plan and the options issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of options theretofore granted, or the substitution for such options of new options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in
Section 9. In the event of such termination, each Optionee shall be permitted to exercise for a period of at least fifteen days prior to the date of such termination (i) all options held by such Optionee which are then exercisable, and (ii) such number of additional options held by such Optionee, to the extent such options are not then exercisable, as may be specified in the relevant option agreement, if any.

      11. TAX WITHHOLDING

      Each Optionee and Grantee shall, no later than the date as of which the value of any option or stock issued hereunder or of any Company Stock issued upon the exercise or such option first becomes includible in the gross income of the Optionee or Grantee for federal income tax purposes (the "Tax Date"), pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.


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      12. AMENDMENT OF THE PLAN

      The Board of Directors may discontinue the Plan or amend the Plan at any time, and from time to time, subject to any required regulatory approval and the limitation that, except as provided in the second sentence of Section 5(a) and in Sections 9 and 10 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held before or after the date of adoption of such amendment, where such amendment will:

            (a) increase the number of shares of Company Stock which may be issued, or as to which Options may be granted, under the Plan; or

            (b) change in substance Section 4 hereof relating to eligibility to participate in the Plan.

      Except as provided in the second sentence of Section 5(a) and in Sections 9 and 10 hereof, rights and obligations under any option or stock issued before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

      13. NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. Neither the Plan nor any grant of stock or any option hereunder shall be deemed to confer upon any Grantee, Optionee or other employee any right to continued employment with the Company or its Subsidiaries or interfere in any way with any right of the Company or any of its Subsidiaries to terminate the employment of an Optionee, Grantee or other employee at any time.

      14. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

            (a) The obligation of the Company to deliver shares of Company Stock issued, and sell and deliver shares of Company Stock with respect to options granted, under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

            (b) The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.


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      15. EFFECTIVE DATE OF PLAN; STOCKHOLDER APPROVAL

      The Plan shall become effective upon the date that it is approved by the Board of Directors of the Company; provided, however, that the Plan shall be subject to the approval of the Company's stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date. No options granted under the Plan prior to such stockholder approval may be exercised until such approval has been obtained. No options may be granted under the Plan after the tenth anniversary of the effective date of the Plan.


Adopted as of November 28, 1995
Amended as of May __, 1997


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